SSGA Funds

SUPPLEMENT DATED JUNE 27, 2016

TO

PROSPECTUS DATED DECEMBER 18, 2015

(AS SUPPLEMENTED MARCH 24, 2016)

AND

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 18, 2015

(AS SUPPLEMENTED JANUARY 28, 2016, MARCH 24, 2016 AND MAY 6, 2016)

SSGA INTERNATIONAL STOCK SELECTION FUND CLASS C (SSIOX)	SSGA HIGH YIELD BOND FUND CLASS C (SSHHX)	SSGA DYNAMIC SMALL CAP FUND CLASS C (SSSHX)

SSGA ENHANCED SMALL CAP FUND CLASS C (SSEUX)	STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND CLASS C (SSENX)	SSGA CLARION REAL ESTATE FUND CLASS C (SSRWX)

(each a “Fund” and collectively the “Funds”)

Effective upon the close of business on July 29, 2016, Class C shares of the Funds will be closed to purchases (including exchanges from other State Street Funds) by new shareholders; however, Class C shares of the Funds may continue to be offered through intermediaries that currently have relationships with the Fund and to current shareholders having accounts directly with the Fund. Effective upon the close of business on August 17, 2016, the Fund will no longer accept orders from existing shareholders to purchase additional Class C shares. The closing does not affect the availability of other share classes of the Funds.

On or about August 26, 2016, all existing Class C shares will be converted to Class A shares of the corresponding Fund as a non-taxable, load waived transaction. There will be no change in the aggregate net asset value of a shareholder’s investment in the Funds resulting from the conversion. Shareholders may redeem Class C shares of the Funds at any time until August 26, 2016. Effective immediately, shareholders may redeem Class C shares of the Funds without being subject to the deferred sales charges described in the Prospectus. Please consult the Prospectus for information about sales charges, fees and expenses applicable to Class A shares for subsequent purchases.

On or about August 26, 2016, the SSGA Clarion Real Estate Fund is scheduled to be liquidated and terminated. Accordingly, if the liquidation and termination of the SSGA Clarion Real Estate Fund takes place as scheduled, Class C shares of the Fund will not convert to Class A shares, as described in the preceding paragraph.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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